December 6, 2023

BNY MELLON FUNDS TRUST

-BNY Mellon International Equity Income Fund

Supplement to Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Funds Trust (the "Trust") has approved the liquidation of BNY Mellon International Equity Income Fund (the "Fund"), a series of the Trust, effective on or about February 9, 2024 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about January 8, 2024 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. ("BNYM Adviser") in the case of BNYM Adviser-sponsored retirement plans, or BNY Mellon Wealth Management ("BNYM WM"), in the case of BNYM WM-sponsored retirement plans, and has established the Fund as an investment option in the plan before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after January 30, 2024. However, subsequent investments made by BNYM WM-sponsored Individual Retirement Accounts ("IRAs") and BNYM WM-sponsored retirement plans (together, "BNYM WM Retirement Plans") and BNYM Adviser-sponsored IRAs and BNYM Adviser-sponsored retirement plans (together, "BNYM Adviser Retirement Plans"), if any, pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after January 30, 2024.

Shares held by shareholders who elect to redeem their Fund shares prior to the Liquidation Date will be redeemed in the ordinary course at the applicable net asset value per share. Fund shareholders may exchange their shares for shares of certain other funds comprising the Trust at any time before the Fund ceases operations. Except as described below for certain retirement plans, each shareholder who remains in the Fund until the Liquidation Date will receive a liquidation distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds. Fund shareholders are encouraged to consider options that may be suitable for the reinvestment of liquidation proceeds, including exchanging into another fund comprising the Trust.

Fund shares held on the Liquidation Date in BNYM WM Retirement Plans will be reallocated to other previously approved investment vehicles designated in plan documents as determined by BNYM WM and/or a client's trustee or other fiduciary, where required, within BNYM WM's investment discretion should the consent of a client's third-party fiduciary not be obtained prior to the Liquidation Date. Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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